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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-21113 and 333-68757) of ViaSat, Inc. of our report dated May 12, 1999, relating to the financial statement which appears in this Form 10-K.




PricewaterhouseCoopers LLP

San Diego, California
June 25, 1999